UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) March 9, 2006

K&F Industries Holdings, Inc.	K&F Industries, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

333-124870	33-29035
(Commission File Number)	(Commission File Number)

20-1844325	34-1614845
(IRS Employer Identification No.)	(IRS Employer Identification No.)

50 Main Street, 4th Floor, White Plains, NY	10606
(Address of principal executive offices)	(Zip Code)

(914) 448-2700
(Registrants’ telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a).   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 9, 2006, K & F Industries Holdings, Inc. (the “Company”), determined that it will restate its unaudited financial results reported for the third quarter ended September 30, 2005. Subsequent to the issuance of our consolidated financial statements for the three and nine months ended September 30, 2005, management determined that certain pre-acquisition income tax   reserves which were no longer required, were incorrectly reversed against the Company’s income tax provisions for such periods. Pre-acquisition income tax reserves are required to be reported as an adjustment of goodwill when such contingencies are resolved. In addition, the Company corrected the classification of deferred taxes and the amount of pre-acquisition tax reserves which were established at the time of the November 2004 acquisition.

As a result of the foregoing, management and the Audit Committee of the Company (the “Audit Committee”) concluded on March 9, 2006 that, pending the filing of the Company’s Amendment No. 1 on Form 10-Q/A for the three months ended September 30, 2005 containing restated financial information for such period, the previously filed financial statements of the Company for such period, including the corresponding interim financial statements, should not be relied upon.

 As a result of the restatement, our Chief Executive Officer and our Chief Financial Officer also determined that the design and operation of the disclosure controls and procedures as of September 30, 2005 were not effective. Accordingly, management’s report on such controls included in the Form 10-Q for the three months ended September 30, 2005 should no longer be relied upon.

The Audit Committee has discussed the matters discussed in this filing with its independent registered public accounting firm, Deloitte & Touche LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K&F Industries Holdings, Inc.
Date: March 15, 2006	By:	/s/ Ronald H. Kisner
Executive Vice President, Secretary and General Counsel

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K&F Industries, Inc.
Date: March 15, 2006	By:	/s/ Ronald H. Kisner
Executive Vice President, Secretary and General Counsel